TCW Emerging Markets

Multi-Asset Opportunities Fund

I SHARE: TGMAX  |  N SHARE: TGMEX

FEBRUARY 28

SUMMARY

PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 1-800-386-3829 or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated February 28, 2019, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.TCW.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-FUND-TCW (1-800-386-3829), to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with TCW.

TCW-EOF_0219

Investment Objective

The Fund’s investment objective is to seek current income and long-term capital appreciation. This investment objective may be changed without shareholder approval.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.39%	0.46%
Total Annual Fund Operating Expenses[1]	1.29%	1.61%
Fee Waiver and/or Expense Reimbursement[2]	0.29%	0.41%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1],2	1.00%	1.20%

[1]

The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to the corresponding ratios included in the Fund’s Financial Highlights for each class of shares because those ratios do not reflect changes in management fees and contractual fee waiver/expense reimbursement that took effect after the reporting period for the Financial Highlights.

[2]

The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 1.00% of average daily net assets with respect to Class I shares and 1.20% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2020 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$102	$380	$680	$1,531
N	$122	$468	$837	$1,877

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160.85% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries (as defined below). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of such change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; exchange-traded funds (“ETFs”); American Depository Receipts (ADRs); Global Depository Receipts (GDRs); and

other securities with equity characteristics. The Fund may invest in high yield or below investment grade bonds (commonly known as “junk bonds”), which are bonds rated below BBB by S&P Global Ratings or below Baa by Moody’s Investors Service, Inc. or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund may invest in fixed income securities of any maturity or duration.

The Fund may invest in other pooled investment vehicles, including registered investment companies (to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”)) and collective investments not subject to registration under the 1940 Act. The Fund may invest in ETFs and exchange-traded notes (“ETNs”).

An “Emerging Market Country” means any of the countries in the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, the J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM), the MSCI Emerging Markets Index and the MSCI Frontier Markets Index.

In allocating investments among various Emerging Market Countries, the portfolio managers attempt to analyze internal political, market and economic factors. These factors include, but are not limited to:

•	Public finances;

•	Monetary policy;

•	External accounts;

•	Financial markets;

•	Foreign investment regulations;

•	Exchange rate policy;

•	Labor conditions;

•	Political outlook; and

•	Structural reform policy.

Certain countries require governmental approval prior to direct equity investments by foreign persons such as the Fund. If considered likely to help the Fund in achieving its investment objective, the Fund may seek authorization to effect direct equity investments in such countries from their respective governments.

The Fund may invest in foreign debt and equity securities that are not listed on a recognized securities exchange or publicly traded. The debt securities acquired by the Fund may be issued by foreign government or corporate entities and may be convertible securities or other securities that may have fixed or variable interest rates of any maturity. These securities may be denominated in U.S. dollars, local currencies or other foreign currencies. The relative percentages of debt and equity in the Fund’s portfolio fluctuate with the monetary, fiscal and exchange rate policies of various foreign countries and the portfolio managers’ view of the relative value of each segment of the market.

The Fund may also purchase assignments of or participations in loans made by financial institutions to emerging markets borrowers and invest in other funds, including funds affiliated with the Fund’s investment advisor or its affiliates that specialize in international investments.

The Fund may invest in distressed or defaulted corporate securities when the portfolio managers believe the restructured enterprise valuations or liquidation valuations of such securities may significantly exceed their current market values. In addition, the Fund may invest in distressed or defaulted sovereign investments when the portfolio managers believe the expected debt sustainability of the country issuing such investments exceeds current market valuations. The Fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in derivative instruments, such as credit-linked notes, structured investments, options, futures, options on futures (including those related to options, securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps) and options on swaps, for investment (e.g., as a substitute for investing directly in specific securities or currencies, to increase returns, to manage credit or interest rate risk, or to manage the effective maturity or duration of the Fund’s investment portfolio) or hedging purposes. The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at a price agreed upon at the time of the commitment.

Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) an individual security or instrument has reached its sell target, (ii) there has been a deterioration in the underlying or credit fundamentals of an issuer, (iii) there are negative macroeconomic or geopolitical considerations that may affect an issuer, (iv) another security or instrument may offer a better investment opportunity, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

•

debt securities risk: the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•

foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure.

•

foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•

emerging market country risk: the risk of investing in emerging market countries, which are substantial due to, among others, higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•

frequent trading risk: the risk that frequent trading will lead to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

•

valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•

non-U.S. sovereign debt risk: the risk that investments in debt obligations of non-U.S. sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt obligation or otherwise in a timely manner. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers and any recourse may be subject to the political climate in the relevant country.

•

derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•

leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. To the extent required by applicable law or regulation, I Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	junk bond risk: the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	distressed and defaulted securities risk: the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•

ETF risk: the risk that the value of the Fund’s investments will fluctuate in response to the performance of the ETFs owned by the Fund. The lack of liquidity in an ETF could result in its value being more volatile than its portfolio securities, and an ETF’s performance may not match the performance of a particular market segment or index it seeks to track. In addition, the Fund’s shareholders will indirectly bear a proportionate share of an ETF’s expenses, in addition to paying the Fund’s expenses.

•

ETN risk: the risk that the value of the Fund’s investments will fluctuate in response to the performance of the ETNs owned by the Fund. An ETN is subject to possible sudden and unpredictable changes in value, the risk of default by the issuer, the risk of downgrade of the issuer’s credit rating, and liquidity risk. The Fund’s shareholders will indirectly bear a proportionate share of an ETN’s expenses, in addition to paying the Fund’s expenses.

•

mid-capitalization company risk: the risk that mid-capitalization companies may have more volatile stock performance than large-capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

•

small-capitalization company risk: the risk that small-capitalization companies may have more volatile stock performance than larger companies and are more susceptible to adverse business and economic developments and adverse effects due to the loss of personnel, which may increase the risk of loss to the Fund.

Please see “Principal Risks of the Funds” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year and the table below shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows performance of the Fund’s Class I shares. Class N performance may be lower than Class I performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.tcw.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	7.82%	(quarter ended 9/30/2017)
Lowest	-10.16%	(quarter ended 9/30/2015)

Average Annual Total Returns

(For the period ended December 31, 2018)

Share Class	1 Year	5 Years	Since Inception (6/28/2013)
I – Before taxes	-13.78%	1.15%	2.51%
- After taxes on distributions	-14.15%	0.32%	1.70%
- After taxes on distributions and sale of fund shares	-8.01%	0.61%	1.66%
N – Before taxes	-13.83%	1.17%	2.44%
50% J.P. Morgan EMBI Global Diversified/50% MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	-9.36%	3.40%	4.03%

[1]

The J.P. Morgan EMBI Global Diversified is a market capitalization-weighted total return index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans issued by emerging market sovereign and quasi-sovereign entities. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of large- and mid-cap securities in 24 emerging markets.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After-tax returns are shown for only one class of shares, and after-tax returns for the other class of shares will vary.

Investment Advisor

TCW Investment Management Company LLC is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Penelope D. Foley	5 years (Since inception of the Fund)	Group Managing Director
Ray Prasad, CFA	4 years	Managing Director
David I. Robbins	5 years (Since inception of the Fund)	Group Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for All Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.